Exhibit 32.1

CERTIFICATION PURSUANT

Section 1350 Certification as adopted pursuant to

Section 906 of the SARBANES-OXLEY ACT OF 2002

The undersigned officer of Globalink, LTD. (the "Company"), hereby certifies, to such officer's knowledge, that the Company's Quarterly Report on Form 10-Q for the period ended June 30, 2015 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 14, 2015

By: /s/ Hin Kwok Sheung

Hin Kwok Sheung

Chief Executive Officer

Exhibit 32.2

CERTIFICATION PURSUANT

Section 1350 Certification as adopted pursuant to

Section 906 of the SARBANES-OXLEY ACT OF 2002

The undersigned officer of Globalink, LTD. (the "Company"), hereby certifies, to such officer's knowledge, that the Company's Quarterly Report on Form 10-Q for the period ended June 30, 2015 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 14, 2015

By: /s/Ke Feng (Andrea) Yuan

Ke Feng (Andrea) Yuan

Chief Financial Officer